Accounting for Uncertainty in Income Taxes	12 Months Ended
Dec. 31, 2011
Accounting for Uncertainty in Income Taxes [Abstract]
Accounting for Uncertainty in Income Taxes
ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

Accounting guidance related to uncertain tax positions requires that all tax positions subject to uncertainty be reviewed and assessed with recognition and measurement of the tax benefit based on a "more-likely-than-not" standard with respect to the ultimate outcome, regardless of whether this assessment is favorable or unfavorable.

EFH Corp. and its subsidiaries file or have filed income tax returns in US federal, state and foreign jurisdictions and are subject to examinations by the IRS and other taxing authorities. Examinations of income tax returns filed by EFH Corp. and any of its subsidiaries for the years ending prior to January 1, 2007 are complete, but the tax years 1997 to 2006 remain in appeals with the IRS. The conclusion of all issues contested from the 1997 through 2002 audit, including IRS Joint Committee review, could occur before the end of 2012. Upon such conclusion, we expect to further reduce the liability for uncertain tax positions by approximately $85 million with an offsetting decrease in deferred tax assets that arose largely from previous payments of alternative minimum taxes. Texas franchise and margin tax returns are under examination or still open for examination for tax years beginning after 2002.

The EFH Corp. IRS audit for the years 2003 through 2006 was concluded in June 2011. A significant number of proposed adjustments are in appeals with the IRS. The results of the audit did not affect management's assessment of issues for purposes of determining the liability for uncertain tax positions.

We classify interest and penalties related to uncertain tax positions as current income tax expense. Amounts recorded related to interest and penalties totaled an expense of $15 million in 2011, a benefit of $8 million in 2010 and an expense of $18 million in 2009 (all amounts after tax).
Noncurrent liabilities included a total of $151 million and $128 million in accrued interest as of December 31, 2011 and 2010, respectively. The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as accumulated deferred income taxes.

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in the consolidated balance sheet, during the years ended December 31, 2011, 2010 and 2009:

	Year Ended December 31,
	2011	2010	2009
Balance as of January 1, excluding interest and penalties	$931	$903	$787
Additions based on tax positions related to prior years	80	26	59
Reductions based on tax positions related to prior years	(6)	(70)	(10)
Additions based on tax positions related to the current year	64	72	67
Balance as of December 31, excluding interest and penalties	$1,069	$931	$903
Of the balance as of December 31, 2011, $1.0 billion represents tax positions for which the uncertainty relates to the timing of recognition in tax returns. The disallowance of such positions would not affect the effective tax rate, but could accelerate the payment of cash to the taxing authority to an earlier period.

With respect to tax positions for which the ultimate deductibility is uncertain (permanent items), should EFH Corp. sustain such positions on income tax returns previously filed, our liabilities recorded would be reduced by $69 million, and accrued interest would be reversed resulting in a $10 million after-tax benefit, resulting in increased net income and a favorable impact on the effective tax rate.

Other than the items discussed above, we do not expect the total amount of liabilities recorded related to uncertain tax positions will significantly increase or decrease within the next 12 months.